Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes
Income Taxes

Note 6 - Income Taxes

On December 22, 2017, the President of the U.S. signed into law the Tax Cuts and Job Act (the “2017 Tax Act”). The 2017 Tax Act changes U.S. tax law by, among other things, lowering corporate income tax rates, implementing a territorial tax system and imposing a repatriation tax on mandatory deemed repatriated earnings of foreign subsidiaries. The 2017 Tax Act permanently reduces the U.S. corporate income tax rate from a maximum of 35% to a flat 21% rate, effective January 1, 2018. In December 2017, the Securities and Exchange Commission (“SEC”) issued guidance that permits the use of provisional amounts when the necessary information is not available, prepared or analyzed in reasonable detail to complete the accounting for certain income tax effects of the 2017 Tax Act. Seaboard has recognized the provisional tax impacts related to mandatory deemed repatriated earnings and the revaluation of deferred tax assets and liabilities in its consolidated financial statements for the year ended December 31, 2017. The ultimate impact may differ, possibly materially, from these provisional amounts due to, among other things, additional analysis, changes in interpretations and assumptions Seaboard has made, additional regulatory guidance that may be issued, and actions Seaboard may take as a result of the 2017 Tax Act. The accounting is expected to be complete during the fourth quarter of 2018 when the 2017 U.S. corporate income tax return is filed.

Beginning in 2018, the 2017 Tax Act also imposes two new U.S. tax base erosion provisions, the global intangible low-taxed income (“GILTI”) provision and the base-erosion and anti-abuse tax (“BEAT”) provision. Seaboard will account for the GILTI and BEAT taxes in the period incurred, and therefore has not provided any deferred tax impacts in its consolidated financial statements for the year ended December 31, 2017.

Income taxes attributable to continuing operations for the years ended December 31, 2017, 2016 and 2015 differed from the amounts computed by applying the statutory U.S. Federal income tax rate of 35% to earnings before income taxes excluding noncontrolling interests for the following reasons:

	Years ended December 31,
(Millions of dollars)	2017	2016	2015
Computed “expected” tax expense excluding noncontrolling interests	$150	$134	$84
Adjustments to tax expense attributable to:
Foreign tax differences	(22)	(14)	22
Tax-exempt income	—	(15)	(11)
State income taxes, net of federal benefit	9	5	1
Repatriation tax	112	—	—
Effect on deferreds of federal rate reduction	(47)	—	—
Federal tax credits	(18)	(31)	(16)
Domestic manufacturing deduction	(2)	(5)	(8)
Other	(1)	(4)	(3)
Total income tax expense	$181	$70	$69

Certain of Seaboard's foreign operations are subject to no income tax or a tax rate that is lower than the U.S. corporate tax rate. Fluctuation of earnings or losses incurred from certain foreign operations conducting business in these jurisdictions impact the mix of taxable earnings for each fiscal year.

Earnings before income taxes consisted of the following:

	Years ended December 31,
(Millions of dollars)	2017	2016	2015
United States	$273	$272	$196
Foreign	155	110	44
Total earnings excluding noncontrolling interests	428	382	240
Net loss (income) attributable to noncontrolling interests	1	(2)	(1)
Total earnings before income taxes	$427	$384	$241

The components of total income taxes were as follows:

	Years ended December 31,
(Millions of dollars)	2017	2016	2015
Current:
Federal	$118	$(1)	$52
Foreign	19	21	20
State and local	2	7	6
Deferred:
Federal	20	36	(14)
Foreign	10	4	8
State and local	12	3	(3)
Income tax expense	181	70	69
Unrealized changes in other comprehensive loss	(3)	(12)	—
Total income taxes	$178	$58	$69

At December 31, 2017, Seaboard recorded its estimated tax on mandatory deemed repatriated earnings consisting of $111 million of long-term income tax liability, payable over eight years, and $1 million of income taxes payable. As of December 31, 2017 and 2016, Seaboard had income taxes receivable of $51 million and $48 million, respectively, primarily related to domestic tax jurisdictions, and had income taxes payable of $3 million and $6 million, respectively, primarily related to foreign tax jurisdictions.

Components of the net deferred income tax liability at the end of each year were as follows:

	December 31,
(Millions of dollars)	2017	2016
Deferred income tax liabilities:
Depreciation	$92	$112
Domestic partnerships	92	69
LIFO	3	10
Cash basis farming adjustment	5	9
Other	17	18
	$209	$218
Deferred income tax assets:
Reserves/accruals	$61	$83
Deferred earnings of foreign subsidiaries	24	45
Net operating and capital loss carry-forwards	51	50
Tax credit carry-forwards	14	13
Other	6	8
	156	199
Valuation allowance	59	58
Net deferred income tax liability	$112	$77

As of December 31, 2017 and 2016, Seaboard had $18 million and $13 million, respectively, in total unrecognized tax benefits all of which, if recognized, would affect the effective tax rate. Seaboard does not have any material uncertain tax positions in which it is reasonably possible that the total amounts of the unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date. The following table is a reconciliation of the beginning and ending amount of unrecognized tax benefits:

(Millions of dollars)	2017	2016
Beginning balance at January 1	$13	$7
Additions for uncertain tax positions of prior years	3	6
Additions for uncertain tax positions of current year	3	2
Lapse of statute of limitations	(1)	(2)
Ending balance at December 31	$18	$13

Seaboard accrues interest related to unrecognized tax benefits and penalties in income tax expense and had approximately $3 million and $2 million accrued for the payment of interest and penalties at December 31, 2017 and 2016, respectively.

Seaboard’s tax returns are regularly audited by federal, state and foreign tax authorities, which may result in material adjustments. Seaboard’s 2013 through 2015 U.S. income tax returns are currently under Internal Revenue Service examination. Tax years prior to 2013 are generally no longer subject to U.S. tax assessment. In Seaboard’s major non-U.S. jurisdictions, including Argentina and the Dominican Republic, tax years are typically subject to examination for three to six years.

As of December 31, 2017, Seaboard provisionally provided for U.S. Federal income tax on $1,279 million of undistributed earnings from foreign operations in conjunction with the 2017 Tax Act.  Historically, Seaboard has considered substantially all foreign profits as being permanently invested in its foreign operations, including all cash and short-term investments held by foreign subsidiaries. Seaboard intends to continue permanently reinvesting these funds outside the U.S. as current plans do not demonstrate a need to repatriate them to fund Seaboard’s U.S. operations and therefore, Seaboard has not recorded deferred taxes for state or foreign withholding taxes that would result upon repatriation to the U.S. Determination of the tax that might be paid on unremitted earnings if eventually remitted is not practical. If Seaboard decided at a later date to repatriate these permanently reinvested earnings to the U.S., Seaboard would be required to provide for the net tax effects on these amounts.

Management believes Seaboard’s future taxable income will be sufficient for full realization of the net deferred tax assets. The valuation allowance relates to the tax benefits from foreign net operating losses and tax credits. Management does not believe these benefits are more likely than not to be realized due to limitations imposed on the utilization of these losses and credits. At December 31, 2017, Seaboard had foreign net operating loss carry-forwards of approximately $160 million, a portion of which expire in varying amounts between 2018 and 2033, while others have indefinite expiration periods. At December 31, 2017, Seaboard had state and foreign tax credit carry-forwards of approximately $16 million, net of valuation allowance, all of which carry-forward indefinitely.

Subsequent to December 31, 2017, Seaboard elected to change the tax status of a wholly owned subsidiary from a partnership to a corporation. This change in tax status will result in an estimated $39 million of additional tax expense and additional deferred tax liabilities that Seaboard will recognize in its first quarter 2018 consolidated financial statements.

Seaboard has certain investments in various limited partnerships as a limited partner that are expected to enable Seaboard to obtain certain tax credits. The balance of the low income housing investments recognized on the consolidated balance sheets as of December 31, 2017 and 2016 was $7 million and $8 million, respectively. Seaboard uses the proportional amortization method of accounting for all of its qualified affordable housing project investments by amortizing the initial cost of the investment in proportion to the income tax credits received and recognizing as a component of income tax expense. Seaboard also has invested in two limited liability companies that operate refined coal processing plants that generate federal income tax credits based on production levels. Seaboard began investing in the Oklahoma plant in February 2015 and the Nebraska plant in January 2016 for total contributions of $10 million, $14 million and $9 million during 2017, 2016 and 2015, respectively. Seaboard’s funding commitments vary depending on production. See Note 10 for Seaboard’s estimate of its funding commitment for both plants. Additionally, Seaboard invested $10 million during 2016 in two limited liability companies that operate solar energy production facilities that generate investment tax credits. These other alternative investments are accounted for using the equity method of accounting.

On December 18, 2015, the Protecting Americans from Tax Hikes Act of 2015 (the “2015 Tax Act”) was signed into law. The 2015 Tax Act reinstated and made permanent certain expired corporate income tax provisions that impact current and deferred taxes for financial reporting purposes. The annual effects of the provisions in this law on current and deferred tax assets and liabilities for Seaboard were recorded in the fourth quarter of 2015. The impact was a tax benefit of $13 million, or $10.92 per common share, primarily related to certain income tax credits. In addition to this amount was a credit of $17 million, or $14.88 per common share, for the 2015 Federal blender’s credits (extended by the 2015 Tax Act through December 31, 2016) that was recognized as revenues in the fourth quarter of 2015. There was no tax expense on these transactions. Since the 2015 Tax Act extended the provisions through December 31, 2016, revenue was recognized ratably throughout 2016. The Federal blender’s credits were not renewed during 2017, but in February 2018 were retroactively extended by Congress for 2017. Seaboard will recognize approximately $42 million of Federal blender’s credits as revenue in the first quarter of 2018.